UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

SVF INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39862	98-1561624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Circle Star Way San Carlos California 94070	94070
(Address of principal executive offices)	(Zip Code)

(650)-562-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	SVFAU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	SVFA	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SVFAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 11, 2023, SVF Investment Corp. (the “Company”) received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was deficient in meeting the requirements of Listing Rule 5620(a), which requires the Company to hold an annual meeting of shareholders no later than one year after the end of the Company’s 2021 fiscal year-end. In accordance with Nasdaq Listing Rule 5810(c)(2)(G), the Company has 45 calendar days (or until February 25, 2023) (the “Compliance Period”) to submit a plan to regain compliance and, if Nasdaq accepts the plan, Nasdaq may grant the Company up to 180 calendar days from its fiscal year end, or until June 29, 2023, to regain compliance. While the plan is pending, the Company’s securities will continue to trade on Nasdaq.

The Company anticipates that its Class A ordinary shares, par value $0.0001 (the “Public Shares”), units and warrants will be delisted from Nasdaq prior to the expiry of the Compliance Period in connection with the redemption of the Public Shares (as further described in the press release dated January 12, 2023, attached hereto as Exhibit 99.1). Accordingly, the Company does not intend to submit a compliance plan within the Compliance Period.

Item 8.01.	Other Events.

On January 12, 2023, the Company issued a press release announcing that as of the close of business on January 27, 2023, the Public Shares will be deemed cancelled and will represent only the right to receive their pro-rata share in the Company’s trust account, because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Memorandum and Articles of Association.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class B ordinary shares issued prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVF INVESTMENT CORP.

Date: January 12, 2023	By:	/s/ Navneet Govil
	Name:	Navneet Govil
	Title:	Chairperson, Chief Executive Officer and Chief Financial Officer